Exhibit 31.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) and 15d-14(a),

AS ADOPTED PURSUANT TO SECTION 302 0F THE SARBANES-OXLEY ACT OF 2002

I, Daniel E. Bachus, certify that:

1. I have reviewed this Amendment No. 1 on Form 10-Q/A of Grand Canyon Education, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 23, 2019	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)